4th Quarter 2011 Supplemental Information


NEW SEASONS
SAFEWAY
VONS

Retail Opportunity Investments Corp.
www.roicreit.com

Our Company

Retail Opportunity Investments Corp. (Nasdaq:ROIC) (the "Company") is a fully-integrated real estate company that qualifies as a REIT for U.S. federal income tax purposes. The Company is focused on investing in, acquiring, owning, leasing, repositioning and managing a diverse portfolio of necessity-based retail properties, including, well-located community and neighborhood shopping centers, anchored by national or regional supermarkets and drugstores. The Company targets properties strategically situated in densely populated markets in western and eastern regions of the United States. Additional company information is available www.roicreit.com.

Forward Looking Information

Certain information contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks associated with the Company's ability to identify and acquire retail real estate and real estate-related debt investments that meet the Company's investment standards and the time period required for the Company to acquire its initial portfolio of target assets; the level of rental revenue and net interest income the Company achieves from its target assets; the market value of the Company's assets and the supply of, and demand for, retail real estate and real estate-related debt investments in which the Company invests; the conditions in the local markets in which the Company operates, as well as changes in national economic and market conditions; consumer spending and confidence trends; the Company's ability to enter into new leases or to renew leases with existing tenants at the properties at favorable rates; the Company's ability to anticipate changes in consumer buying practices and the space needs of tenants; the competitive landscape impacting the properties the Company acquires and their tenants; the Company's relationships with its tenants and their financial condition; the Company's use of debt as part of its financing strategy and its ability to make payments or to comply with any covenants under any borrowings or other debt facilities; the level of the Company's operating expenses, including amounts we are required to pay to the Company's management team and to engage third party property managers; changes in interest rates that could impact the market price of the Company's common stock and the cost of the Company's borrowings; and legislative and regulatory changes (including changes to laws governing the taxation of REITs). Additional information regarding these and other factors is described in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K. and the Company’s Quarterly Reports on Form 10-Q. Forward looking statements are based on estimates as of the date of this supplemental data. The Company disclaims any obligation to publicly release the results of any revisions to these forward looking statements reflecting new estimates, events or circumstances after the date of this supplemental data. For further information, please refer to the Company’s filings with the Securities and Exchange Commission.

Supplemental Information

The enclosed information should be read in conjunction with the Company’s filings with the Securities and Exchange Commission, including but not limited to, the Company’s Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”).

Table of Contents

Page

Financial Data

Balance Sheets 4
Income Statements 5
Funds From Operations 6
Summary of Debt Outstanding 7

Portfolio Data

2011 Investment Summary 8
Property Portfolio 9
Top Ten Tenants 11
Lease Expiration Schedule 12

Investor Information 13

Balance Sheets

(unaudited, dollars in thousands)

	As Of				
	12/31/11	09/30/11	06/30/11	03/31/11	12/31/10
Assets:					
Real Estate Investments:					
Land	$ 167,192	$ 167,170	$ 125,245	$ 122,782	$ 85,473
Buildings and improvements	413,641	393,113	287,395	266,768	187,260
Less: accumulated depreciation and amortization	(14,451)	(10,817)	(7,726)	(5,282)	(3,078)
	566,381	549,466	404,915	384,268	269,655
Mortgage notes receivable	10,000	10,000	10,000	9,500	57,778
Investment in and advances to unconsolidated joint ventures	26,243	25,960	25,544	43,005	16,779
Real Estate Investments, net	602,624	585,425	440,459	436,773	344,212
Cash and cash equivalents	34,317	8,260	15,329	11,764	84,736
Restricted cash	1,231	1,684	985	3,075	2,838
Tenant and other receivables	6,896	5,039	3,430	2,961	2,056
Deposits	500	1,000	2,000	500	1,500
Acquired lease intangible asset, net of accumulated amortization	32,024	32,644	25,678	25,438	17,673
Prepaid expenses	673	451	647	962	799
Deferred charges, net of accumulated amortization	15,342	15,622	11,688	11,711	9,577
Other assets	826	576	209	79	801
TOTAL ASSETS	$ 694,432	$ 650,702	$ 500,425	$ 493,264	$ 464,193
Liabilities:					
Mortgage notes payable	$ 59,906	$ 60,440	$ 41,575	$ 41,998	$ 42,417
Credit Facilities	110,000	140,110	25,000	13,000	-
Acquired lease intangibles liability, net of accumulated amortization	46,701	45,597	33,750	33,744	20,996
Accounts payable and accrued expenses	7,475	7,082	3,645	5,141	4,889
Tenants' security deposits	1,553	1,576	1,181	1,090	860
Other liabilities	18,309	17,319	5,996	3,983	4,508
TOTAL LIABILITIES	243,943	272,124	111,146	98,956	73,670
Equity:					
Common stock, $.0001 par value 500,000,000 shares authorized	5	4	4	4	4
Additional paid-in-capital	484,194	406,203	404,999	404,439	403,916
Accumulated deficit	(19,618)	(14,790)	(13,156)	(10,067)	(12,881)
Accumulated other comprehensive loss	(14,095)	(12,841)	(2,571)	(70)	(518)
Total Retail Opportunity Investments Corp. shareholders' equity	450,487	378,576	389,276	394,306	390,521
Noncontrolling interests	2	2	2	2	2
TOTAL EQUITY	450,489	378,578	389,279	394,308	390,523
TOTAL LIABILITIES AND EQUITY	$ 694,432	$ 650,702	$ 500,425	$ 493,264	$ 464,193

The Company's Form 10-Q for the quarters ended September 30, 2011, June 30, 2011, March 31, 2011, and Form 10-K for the year ended December 31, 2011 and 2010 should be read in conjunction with the above information.

The above does not purport to disclose all items required under GAAP.

Income Statements

(unaudited, in thousands, except per share amounts)

	Three Months Ended					Twelve Months Ended	
	12/31/11	09/30/11	06/30/11	03/31/11	12/31/10	12/31/11	12/31/10
Revenues:							
Base rents	$ 13,140	$ 10,470	$ 8,790	$ 7,181	$ 5,300	$ 39,581	$ 12,381
Recoveries from tenants	3,302	2,655	2,385	1,906	1,239	10,247	2,878
Mortgage receivable	205	430	320	955	433	1,909	1,069
TOTAL REVENUES	16,647	13,555	11,494	10,042	6,971	51,737	16,329
Operating Expenses:							
Property operating	3,120	2,195	1,993	1,096	1,488	8,404	2,847
Property taxes	1,461	1,259	1,250	1,052	752	5,023	1,697
Depreciation and amortization	6,603	5,890	4,519	4,252	3,160	21,264	6,081
General & Administrative Expenses	2,547	2,428	2,437	2,389	2,034	9,801	8,381
Acquisition transaction costs	515	1,347	254	175	1,157	2,291	2,636
TOTAL OPERATING EXPENSES	14,246	13,119	10,453	8,964	8,591	46,782	21,642
NET OPERATING INCOME (LOSS)	2,401	436	1,041	1,078	(1,620)	4,955	(5,314)
Non-Operating Income (Expenses):							
Interest Expense and other finance expenses	(2,492)	(1,739)	(1,077)	(916)	(247)	(6,225)	(324)
Gain on bargain purchase	-	3,687	-	5,762	2,217	9,449	2,217
Other Income		-	-	-	1,873	-	1,873
Equity in income of unconsolidated joint ventures	320	160	734	243	38	1,458	38
Interest Income	5	1	0	13	172	19	1,109
TOTAL NON-OPERATING INCOME (EXPENSES)	(2,167)	2,109	(343)	5,103	4,053	4,701	4,913
NET INCOME (LOSS) ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 234	$ 2,545	$ 698	$ 6,181	$ 2,433	$ 9,657	$ (401)
NET INCOME (LOSS) PER COMMON SHARE - BASIC	**$ 0.01**	**$ 0.06**	**$ 0.02**	**$ 0.15**	**$ 0.06**	**$ 0.23**	**$ (0.01)**
NET INCOME (LOSS) PER COMMON SHARE - DILUTED	**$ 0.01**	**$ 0.06**	**$ 0.02**	**$ 0.15**	**$ 0.06**	**$ 0.23**	**$ (0.01)**
Weighted average common shares outstanding - basic	**44,098**	**41,974**	**41,964**	**41,845**	**41,620**	**42,477**	**41,582**
Weighted average common shares outstanding - diluted	**44,161**	**42,052**	**42,017**	**41,845**	**41,620**	**42,526**	**41,582**

The Company's Form 10-Q for the quarters ended September 30, 2011, June 30, 2011, March 31, 2011, and Form 10-K for the year ended December 31, 2011 and 2010 should be read in conjunction with the above information.

The above does not purport to disclose all items required under GAAP.

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended					Twelve Months Ended	
	12/31/11	09/30/11	06/30/11	03/31/11	12/31/10	12/31/11	12/31/10
Funds from Operations: (FFO) (1)							
Net income (loss) for the period	$ 234	$ 2,545	$ 698	$ 6,181	$ 2,433	$ 9,657	$ (401)
Plus:							
Real property depreciation	3,041	2,630	1,986	1,803	1,070	9,460	2,348
Amortization of tenant improvements and allowances	978	763	625	566	501	2,931	711
Amortization of deferred leasing costs	3,227	3,078	2,368	2,321	1,613	10,994	3,045
FUNDS FROM OPERATIONS - BASIC	$ 7,480	$ 9,016	$ 5,677	$ 10,871	$ 5,617	$ 33,043	$ 5,703
FUNDS FROM OPERATIONS - DILUTED	$ 7,480	$ 9,016	$ 5,677	$ 10,871	$ 5,617	$ 33,043	$ 5,703
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.17	$ 0.21	$ 0.14	$ 0.26	$ 0.13	$ 0.78	$ 0.14
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.17	$ 0.21	$ 0.14	$ 0.26	$ 0.13	$ 0.78	$ 0.14
Weighted average common shares outstanding - basic	44,098	41,974	41,964	41,845	41,620	42,477	41,582
Weighted average common shares outstanding - diluted	44,161	42,052	42,017	41,845	41,620	42,526	41,582
Common dividends per share	$ 0.12	$ 0.10	$ 0.09	$ 0.08	$ 0.06	$ 0.39	$ 0.18
Cash Dividend	$ 5,022	$ 4,168	$ 3,742	$ 3,343	$ 2,469	$ 16,274	$ 7,486
Modified Funds from Operations: (MFFO)							
Funds From Operations	$ 7,480	$ 9,016	$ 5,677	$ 10,871	$ 5,617	$ 33,043	$ 5,703
Plus: Acquisition transaction costs	515	1,347	254	175	1,157	2,291	2,636
MODIFIED FUNDS FROM OPERATIONS - BASIC	$ 7,995	$ 10,363	$ 5,931	$ 11,046	$ 6,774	$ 35,334	$ 8,338
MODIFIED FUNDS FROM OPERATIONS - DILUTED	$ 7,995	$ 10,363	$ 5,931	$ 11,046	$ 6,774	$ 35,334	$ 8,338
MODIFIED FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.18	$ 0.25	$ 0.14	$ 0.26	$ 0.16	$ 0.83	$ 0.20
MODIFIED FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.18	$ 0.25	$ 0.14	$ 0.26	$ 0.16	$ 0.83	$ 0.20
Dividend/FFO	67.1%	46.2%	65.9%	30.8%	44.0%	49.3%	131.3%
Dividend/MFFO	62.8%	40.2%	63.1%	30.3%	36.4%	46.1%	89.8%

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REIT's that the Company believes when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess our financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP.
The Company computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company considers FFO a meaningful, additional measure of operating performance because it primarily excludes the assumption that the value of its real estate assets diminishes predictably over time and industry analysts have accepted it as a performance measure. However, FFO:

- does not represent cash flows from operating activities in accordance with GAAP (which, unlike FFO, generally reflects all cash effects of transactions and other events in the determination of net income); and
- should not be considered an alternative to net income as an indication of our performance.

FFO as defined by us may not be comparable to similarly titled items reported by other real estate investment trusts due to possible differences in the application of the NAREIT definition used by such REITs.

The Company's Form 10-Q for the quarters ended September 30, 2011, June 30, 2011, March 31, 2011, and Form 10-K for the year ended December 31, 2011 and 2010 should be read in conjunction with the above information.

Summary of Debt Outstanding

(unaudited, dollars in thousands)

	Outstanding Balance	Actual Interest Rate	GAAP Interest Rate (3)	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt:					
Cascade Summit Loan	6,895	7.3%	3.6%	07/10/12	4.1%
Gateway Village I Loan	6,868	5.6%	3.8%	02/01/14	4.1%
Gateway Village II Loan	7,019	5.7%	3.8%	05/01/14	4.2%
Country Club Gate Loan	12,706	5.0%	4.2%	01/01/15	7.6%
Renaissance Town Center Loan	17,015	5.1%	4.8%	06/01/15	10.1%
Gateway Village III Loan	7,547	6.1%	4.8%	07/01/16	4.5%
Interest Rate Swaps (5)	75,000	5.0%	5.0%	Various	44.6%
Total Fixed Rate Debt	$ 133,050	5.3%	4.7%		79.2%
Variable Rate Debt:					
Credit Facility (1)	-	2.0%	2.0%	09/20/14	0.0%
Term Loan Facility (2)	110,000	2.0%	2.0%	09/20/15	65.5%
Interest Rate Swaps (5)	(75,000)				
Total Variable Rate Debt:	$ 35,000	2.0%			20.8%
TOTAL DEBT	$ 168,050	3.8%	3.5%		100.0%
Net Unamortized Premiums on Mortgages	1,856				
TOTAL DEBT - NET	$ 169,906				

Principal Maturities	Principal Amortization	Principal Due at Maturity	Term Loan	Total	Percent of Debt Maturing
2012	$ 939	$ 6,774		$ 7,713	4.6%
2013	832	-		832	0.5%
2014	657	13,266		13,923	8.3%
2015	208	28,161	110,000	138,369	82.3%
2016	41	7,172		7,213	4.3%
	$ 2,677	$ 55,373	$ 110,000	$ 168,050	100.0%
	Net Unamortized Premiums on Mortgages			1,856	
				$ 169,906	

Summary of Unencumbered/Encumbered properties (4)

	# of Properties	GLA	%
Unencumbered properties	26	2,847,239	88.9%
Encumbered properties	4	354,872	11.1%
	30	3,202,111	100.0%

(1) - The Company has an unsecured credit agreement (facility) with several banks. The facility provides for borrowings of up to $175 million and contains an accordion feature, which allows the Company the ability to increase the facility amount up to $300 million subject to commitments and other conditions. The facility has an initial maturity date of September 20, 2014 with an option that allows the Company to extend the facility for one year. Interest on outstanding amounts is at a rate equal to an applicable rate based on the consolidated leverage ratio of the Company and its subsidiaries, plus, as applicable, (i) a LIBOR rate determined by reference to the cost of funds for Dollar deposits for the relevant period (the Eurodollar Rate), or (ii) a base rate determined by reference to the highest of (a) the federal funds rate plus one-half of 1%, (b) the rate of interest announced by Key Bank as its "prime rate," and (c) the Eurodollar Rate plus 1.00% (the Base Rate). The Company is obligated to pay (i) an unused facility fee of (a) 0.3% if the total outstanding principal amount is less than 50% of the aggregate commitments or (b) 0.20% if the total outstanding principal amount is greater than or equal to 50% of the aggregate commitments, and (ii) a fronting fee with respect to each letter of credit issued under the unsecured credit agreement.

(2) - The Company has an unsecured term loan agreement (facility) with several banks. The facility provides for borrowings of up to $110 million and contains an accordion feature, which allows the Company the ability to increase the facility amount up to $175 million subject to commitments and other conditions. The facility has a maturity date of September 20, 2015 with an option that allows the Company to extend the facility for one year. Interest on outstanding amounts is at a rate equal to an applicable rate based on the consolidated leverage ratio of the Company and its subsidiaries, plus, as applicable, (i) a LIBOR rate determined by reference to the cost of funds for Dollar deposits for the relevant period (the Eurodollar Rate), or (ii) a base rate determined by reference to the highest of (a) the federal funds rate plus one-half of 1%, (b) the rate of interest announced by Key Bank as its "prime rate," and (c) the Eurodollar Rate plus 1.00% (the Base Rate).

(3) - Reflects the market interest rate at the date the mortgage was assumed.

(4) - Does not include unconsolidated joint ventures.

(5) - The Company has hedged $75 million of its variable rate debt effective at December 31, 2011. Effective on April 2, 2012, two additional swaps, aggregating $75 million, will become effective.

2011 Property Acquisitions

(dollars in thousands)

Shopping Centers	Location	Date Acquired	% Owned	Purchase Amount	GLA
1Q 2011					
Marketplace Del Rio	Oceanside, CA	01/03/11	100.0%	$ 35,700	177,136
Pinole Vista Shopping Center	Pinole, CA	01/06/11	100.0%	20,786	165,025
Desert Springs Marketplace (1)	Palm Desert, CA	02/17/11	100.0%	28,146	105,157
Mills Shopping Center (1)	Rancho Cordova, CA	02/17/11	100.0%	18,024	239,031
Nimbus Village (1)	Rancho Cordova, CA	02/17/11	100.0%	6,000	71,318
Total 1Q 2011				108,656	757,667
2Q 2011					
Morada Ranch	Stockton, CA	05/20/11	100.0%	23,750	101,842
Total 2Q 2011				23,750	101,842
3Q 2011					
Country Club Gate Center	Pacific Grove, CA	07/08/11	100.0%	22,750	109,331
Canyon Park Shopping Center	Bothell, WA	07/29/11	100.0%	18,400	123,627
Renaissance Towne Centre	San Diego, CA	08/03/11	100.0%	23,800	53,074
Hawks Prairie Shopping Center	Lacey, WA	09/09/11	100.0%	22,500	154,781
Round Hill Square Shopping Center (1)	Zephyr Cove, NV	09/23/11	100.0%	22,000	116,849
The Kress Building	Seattle, WA	09/30/11	100.0%	28,800	73,563
Total 3Q 2011				138,250	631,225
4Q 2011					
Hillsboro Market Center	Hillsboro, OR	11/27/11	100.0%	17,500	156,021
Total 4Q 2011				17,500	156,021
Total 2011 Acquisitions				$ 288,156	1,646,755

(1) - The Company acquired a first mortgage note secured by the property and subsequently acquired fee interest in the property through a deed-in-lieu of foreclosure.

Property Portfolio

(dollars in thousands)

Shopping Centers/Region	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Stabilized Shopping Centers								
Northern California								
Norwood Shopping Center	Sacramento	CA	100.0%	04/06/10	88,851	100.0%	$ 1,193	Viva Supermarket, Rite Aid, Citi Trends
Pleasant Hill Marketplace	Pleasant Hill	CA	100.0%	04/08/10	69,715	100.0%	1,343	Buy Buy Baby, Office Depot, Basset Furniture
Pinole Vista Shopping Center	Pinole	CA	100.0%	01/06/11	165,025	100.0%	1,748	Kmart, SaveMart (Lucky) Supermarket (2)
Mills Shopping Center	Rancho Cordova	CA	100.0%	02/17/11	239,031	87.2%	2,390	Raleys Supermarket, UEI College, Dollar Tree
Morada Ranch	Stockton	CA	100.0%	05/16/11	101,842	96.0%	2,048	Raleys Supermarket
Country Club Gate Center	Pacific Grove	CA	100.0%	07/08/11	109,331	91.3%	1,761	SaveMart Supermarket, Rite Aid
Northern California Totals					773,795	94.3%	10,484	
Southern California								
Paramount Plaza	Paramount	CA	100.0%	12/22/09	95,062	100.0%	1,724	Fresh & Easy, Rite Aid, TJ Maxx
Santa Ana Downtown Plaza	Santa Ana	CA	100.0%	01/26/10	100,305	96.5%	1,711	Kroger(Food 4 Less) Supermarket, FAMSA
Gateway Village	Chino Hills	CA	100.0%	12/17/10	96,959	94.3%	2,678	Sprouts Farmers Market
Sycamore Creek	Corona	CA	100.0%	09/30/10	74,198	89.9%	1,454	Safeway (Vons) Supermarket, CVS (2)
Marketplace Del Rio	Oceanside	CA	100.0%	01/03/11	177,136	92.7%	2,863	Stater Brothers Supermarket, Walgreens, Ace Hardware
Renaissance Towne Centre	San Diego	CA	100.0%	08/03/11	53,074	97.2%	1,810	CVS Pharmacy
Desert Springs Marketplace	Palm Desert	CA	100.0%	02/17/11	105,157	100.0%	2,310	Kroger (Ralph's) Supermarket, Rite Aid
Southern California Totals					701,891	95.6%	14,550	
Portland Metropolitan								
Vancouver Market Center	Vancouver	WA	100.0%	06/17/10	118,385	91.0%	885	Albertsons Supermarket
Happy Valley Town Center	Happy Valley	OR	100.0%	07/14/10	132,896	98.5%	2,628	New Seasons Supermarket
Oregon City Point	Oregon City	OR	100.0%	07/14/10	35,305	73.4%	770	Starbucks, West Coast Bank, FedEx Kinko's
Cascade Summit Town Square	West Linn	OR	100.0%	08/20/10	95,508	96.8%	1,282	Safeway Supermarket
Heritage Market Center	Vancouver	WA	100.0%	09/23/10	107,468	93.4%	1,489	Safeway Supermarket
Division Crossing	Portland	OR	100.0%	12/22/10	98,321	58.8%	643	Rite Aid
Halsey Crossing	Gresham	OR	100.0%	12/22/10	99,428	98.6%	806	Safeway Supermarket, Dollar Tree
Hillsboro Market Center	Hillsboro	OR	100.0%	11/23/11	156,021	92.0%	2,077	Albertson's Supermarket, Dollar Tree, Marshalls
Portland Metropolitan Totals					843,332	89.7%	10,579	
Seattle Metropolitan								
Meridian Valley Plaza	Kent	WA	100.0%	02/01/10	51,597	100.0%	598	Kroger (QFC) Supermarket
The Market at Lake Stevens	Lake Stevens	WA	100.0%	03/11/10	74,130	100.0%	1,308	Haggen Food & Pharmacy
Crossroads (3)	Bellevue	WA	49.0%	12/23/10	463,376	92.1%	6,984	Kroger (QFC) Supermarket, Bed Bath & Beyond, Sports Authority
Canyon Park Shopping Center	Bothell	WA	100.0%	07/29/11	123,627	99.1%	1,288	Albertson's Supermarket, Rite Aid
Hawks Prairie Shopping Center	Lacey	WA	100.0%	09/09/11	154,781	96.0%	1,658	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	Seattle	WA	100.0%	09/30/11	73,563	100.0%	1,896	IGA Supermarket, J.C. Penney
Seattle Metropolitan Totals					941,074	95.3%	13,732	
STABILIZED SHOPPING CENTERS					3,260,092	93.7%	$ 49,344	
100% Owned					2,796,716	94.0%	42,360	
Joint Venture					463,376	92.1%	6,984	
Total					3,260,092	93.7%	$ 49,344	

The above does not purport to disclose all items required under GAAP.

ROIC

Property Portfolio, cont.

(dollars in thousands)

Shopping Centers/Region	City	State	% Owned	Date Acquired	GLA	% Leased	ABR (1)	Major Tenants
Repositioning Shopping Centers								
Phillips Village	Pomona	CA	100.0%	02/02/10	125,708	69.7%	$ 1,053	Fresh Choice Supermarket
Claremont Promenade	Claremont	CA	100.0%	09/23/10	91,520	71.8%	1,022	Super King Supermarket
Nimbus Village	Rancho Cordova	CA	100.0%	02/17/11	71,318	68.6%	778	Spaghetti Factory Restaurant, Cattlemens Restaurant
Round Hill Square Shopping Center	Zephyr Cove	NV	100.0%	09/21/11	116,849	81.2%	1,881	Safeway Supermarket, US Postal Service
REPOSITIONING SHOPPING CENTERS					405,395	73.3%	4,734	
New Development Shopping Centers								
Wilsonville Old Towne Square (3)	Wilsonville	OR	95.0%	07/15/10	49,973	77.5%	944	Kroger (Fred Meyer) (2)
NEW DEVELOPMENT SHOPPING CENTERS					49,973	77.5%	944	
TOTAL PROPERTY PORTFOLIO					3,715,460	91.2%	$ 55,022	

(1) - Annual base rent is equal to monthly rent, on an annualized basis, at December 31, 2011. Annual base rent does not include concessions or future rent increases.
(2) - These retailers own their own space and are not tenants of the Company.
(3) - Includes 100 percent of properties owned by unconsolidated joint ventures.

Top Ten Tenants

(Wholly-owned Properties)

	Tenant	Number of Leases		ABR	Percent of Total ABR	GLA	Percent of Total Leased GLA
1	Safeway	7	$	2,840	6.0%	301,629	9.4%
2	Rite Aid	6		1,614	3.4%	133,092	4.2%
3	Kroger	3		1,327	2.8%	112,033	3.5%
4	Raley's	3		1,198	2.5%	123,053	3.8%
5	J.C. Penney	1		1,112	2.4%	47,667	1.5%
6	Albertson's	4		991	2.1%	147,835	4.6%
7	Haggen	1		836	1.8%	53,500	1.7%
8	UEI College	1		824	1.7%	31,210	1.0%
9	K Mart / Sears	2		600	1.3%	112,407	3.5%
10	New Seasons Market	1		550	1.2%	50,000	1.6%
		29	$	11,892	25.2%	1,112,426	34.8%

Lease Expiration Schedule

(Wholly-owned Properties)

Anchor Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2012	5	167,907	5.8%	$ 7.47	2.7%
2013	2	45,406	1.6%	9.25	0.9%
2014	2	102,040	3.5%	9.23	2.0%
2015	4	145,636	5.0%	5.54	1.7%
2016	5	193,912	6.7%	7.77	3.2%
2017	4	120,371	4.1%	10.25	2.6%
2018	1	18,989	0.7%	13.50	0.5%
2019	5	132,174	4.5%	14.45	4.1%
2020	2	70,208	2.4%	7.40	1.1%
2021+	13	591,905	20.3%	13.81	17.4%
	43	1,588,548	54.6%	$ 10.72	36.2%

Non-Anchor Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2012	100	206,186	7.1%	$ 24.56	10.8%
2013	80	174,658	6.0%	24.09	8.9%
2014	91	189,449	6.5%	22.45	9.0%
2015	77	190,956	6.6%	22.16	9.0%
2016	97	213,535	7.3%	21.63	9.8%
2017	27	87,382	3.0%	22.09	4.1%
2018	15	55,538	1.9%	24.59	2.9%
2019	14	67,545	2.3%	22.29	3.2%
2020	5	28,935	1.0%	22.87	1.4%
2021+	25	109,126	3.7%	20.43	4.7%
	531	1,323,310	45.4%	$ 22.72	63.8%

All Tenants

	Number of Leases Expiring	Leased GLA	Percent of Total Leased GLA	ABR Per Sq. Ft.	Percent of Total ABR
2012	105	374,093	12.8%	$ 16.89	13.4%
2013	82	220,064	7.6%	21.03	9.8%
2014	93	291,489	10.0%	17.82	11.0%
2015	81	336,592	11.6%	14.97	10.7%
2016	102	407,447	14.0%	15.04	13.0%
2017	31	207,753	7.1%	15.23	6.7%
2018	16	74,527	2.6%	21.76	3.4%
2019	19	199,719	6.9%	17.10	7.3%
2020	7	99,143	3.4%	11.91	2.5%
2021+	38	701,031	24.1%	14.84	22.1%
	574	2,911,858	100.0%	$ 16.17	100.0%

Anchor tenants are leases equal to or greater than 15,000 square feet.
Does not assume exercise of renewal options

Investor Information

Retail Opportunity Investments Corp.
www.roicreit.com
NASDAQ: ROIC
12/31/11 Stock Price: $11.84

Investor Relations:
Liz Coughlin
lcoughlin@roireit.net
914.620.2702 (o)
914.308.0068 (c)

Transfer Agent:
Constance Adams
ComputerShare
constance.adams@computershare.com
201.680.5258

Research Coverage

Bank of America Merrill Lynch	Craig Schmidt	646.855.3640
Bank of Montreal	Paul Adornato	212.885.4170
Davenport & Company	Allen Bach	804.697.2954
Green Street	Jason White	949.640.8780
Sidoti & Company, LLC	Jeffrey Lau	212.453.7029